UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-825_______________________________________________

American Growth Fund, Inc.______________________________________________________________
(Exact name of registrant as specified in charter)

1636 Logan Street, Denver, CO 80203______________________________________________________
(Address of principal executive offices) (Zip code)

_____________________________________________________________________________________
(Name and address of agent for service)

Registrant’s telephone number, including area code: _303-626-0600_____________________________

Date of fiscal year end: _July 31, 2022______________________________________________________

Date of reporting period: _ July 31, 2022____________________________________________________

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

AMERICAN GROWTH FUND
1636 Logan Street
Denver, Colorado 80203
800.525.2406
303.626.0600
303.626.0614 Fax

Series One
A AMRAX B AMRBX
C AMRCX D AMRGX

American Growth Cannabis Fund
E AMREX

American Growth Fund, Inc. Annual Report

For the Year Ended July 31, 2022

On January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports are no longer being sent by mail, unless you have specifically requested paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund's websites. You will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at (800) 525-2406, optin@american-growthfund.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. Your election to receive reports in paper will apply to all American Growth Fund, Inc. funds held directly or to all funds held thru your financial intermediary, as applicable.

Table of Contents

American Growth Fund, Inc Series One 3

President’s Letter 4

Statement of Investments 8

American Growth Cannabis Fund 15

President’s Letter 16

Statement of Investments 21

American Growth Fund, Inc. Financial Statements 25

Statement of Assets and Liabilities 25

Statement of Operations 27

Statement of Changes 29

American Growth Fund, Inc. Financial Highlights 31

American Growth Fund, Inc. Series One 31

American Growth Cannabis Fund 35

American Growth Fund, Inc. Notes to Financial Statements 36

Summary of Significant Accounting Policies 36

Shares of Beneficial Interest 38

Realized and Unrealized Gain and Losses on Investments 39

Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties 40

Federal Income Tax Matters 41

Subsequent Events 42

COVID-19 Virus 43

Review of Affiliated Company’s Expenses 43

Risk (American Growth Cannabis Fund) 43

Senior Derivative Rules 43

Fair vale determination and readily available market quotations 43

Auditor Option 44

American Growth Fund, Inc. Analysis of Expenses 45

American Growth Fund, Inc. Hypothetical example for comparison purposes 46

American Growth Fund, Inc. Allocation of Portfolio Assets 47

American Growth Fund, Inc. Notice to Shareholders 48

American Growth Fund, Inc. How to Obtain a Copy of the Fund’s Proxy Voting Records 48

American Growth Fund, Inc. Quarterly Filings on Form N-PORT 48

American Growth Fund, Inc. Information About Trustees and Officers 48

American Growth Fund, Inc. Board Approval of Investment Advisory Agreement 50

American Growth Fund, Inc. Performance Charts 52

American Growth Fund, Inc.
Series One
22-51→
WALL ST

Dear Shareholders:

Your Investment Committee is pleased to deliver to you the American Growth Fund, Inc. Series One Annual Report for the year ended July 31, 2022.

Six months ago, we discussed how the market loves predictability. During these uncertain times, it is very important to remember just that. The market loves predictability. We all find the events taking place in Russia and Ukraine as we write this horrifying. Events like these generally cause an initial bout of volatility followed by tremors of ups and downs but in the end, the markets stabilize and return to a more normal market pattern. On Monday March 14,2022, the S&P 500 ended its day at 4,173.11. As I type this on September 12, 2022, the market is open and currently the S&P 500 is at 4,097.73, up from the close of market on June 16, 2022, at 3,666.77.1

As a reminder, The Standard and Poor's 500, or simply the S&P 500, is a stock market index tracking the stock performance of 500 large companies listed on exchanges in the United States. It is one of the most commonly followed equity indices but may not be the best comparison to Series One which contains companies not listed on the S&P 500. We will discuss performance later in this letter.

Six months ago, we also made the following statement. “How do you deal with uncertain times in the market? With calmness and considered response. When markets have a sudden decline, a common reaction for a lot of investors is to sell their equity investments and raise cash. However, whenever you sell, you risk missing an upswing recovery in the market. You should carefully consider decisions like these; discuss them with your Representative, Advisor, or us, and then make an informed decision.” Your Investment Committee continues to monitor the market, the events that drive them, and the portfolio. We feel that the portfolio is well positioned and remain optimistic for the upcoming months, expecting positive market growth. While we all want to see big gains (who doesn’t) we feel that market growth may be more on the moderate side.

While the market continues its recovery it is still important to maintain your holdings but equally important to ask yourself if this is the time to begin investing again. If you had invested monies in American Growth Fund Series One Class A on June 16, 2022 your gains as of the close of market on September 9, 2022 would have been 3.23% (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value).

For the purposes of this letter, there are two specific functions your Investment Committee undertakes that we want to highlight in today’s market environment. First, professional management: it is our job to look at economic trends, world events, governmental activities, risks, etc. and then look at different companies that we might be able to add to the portfolio of Series One. Likewise, there are times to sell. Although the goal of Series One is to hold the positions in our portfolio for the long term, there are always exceptions. Second is diversification: one way to guard against market swings is to diversify. As you review the holdings in your portfolio, you will notice that you are invested in a wide range of types of businesses. This helps guard you against downturns in individual holdings as well as downturns in “like” companies (what we call sectors). If one sector has a difficult market day, the other sectors help support the portfolio.

What is on the minds of your Investment Committee?

Like you, inflation is something we are closely watching. Annual inflation has been falling from the peak of 9.1% in June, and economists expected August would bring a second month of modest increases in core prices, which exclude food and energy. The release on September 13th showed another drop in the headline annual rate, to 8.3%, but those core prices rose 0.6%, twice the 0.3% forecast.4 The tech industry continues to interest us. Programs like Zoom and innovations to cell phone technologies and cyber security continue to show their importance as employees increasingly express their desire to work from home at least part of the time. The conflict in Eastern Europe is causing some ripples in our own economic environment as well as in other countries, in particular European countries who are dependent on Russia’s Nord Stream 1 pipeline.

Real gross domestic product (GDP) decreased at an annual rate of 0.6% in the second quarter of 2022, according to the "second" estimate released by the Bureau of Economic Analysis. In the first quarter, real GDP decreased 1.6%. In the advance estimate, the increase in real GDP was 6.9 percent. The GDP estimate released today is based on more complete source data than were available for the "advance" estimate issued last month. In the advance estimate, the decrease in real GDP was 0.9 percent. The update primarily reflects upward revisions to consumer spending and private inventory investment that were partly offset by a downward revision to residential fixed investment (refer to "Updates to GDP").2

In August of 2022, the unemployment rate fell to 3.7% down from the 3.8% reported in our Semi-Annual report six months ago.3 There are still around two vacancies for every unemployed person. The severe shortage of workers has led to heady wage growth, which in turn has sustained consumer spending. By one gauge, median earnings in America are rising by 7% at an annualized rate, a pace not seen in at least the past two decades.5

Investment Committee

The Investment Committee that manages your Fund contains two veterans of the securities industry, Mr. Timothy Taggart and Mr. Robert Fleck. Mr. Taggart joined the securities industry in 1985 and is registered as a General Securities Principal, Financial and Operations Principal, Registered Options Principal and Municipal Securities Principal. Mr. Robert Fleck also joined the securities industry in 1985. He has held a General Securities license and currently is an Investment Advisor Representative. Mr. Matthew Taggart also serves on your Investment Committee, providing valuable insight.

Investment Strategy

Your Investment Committee uses a fundamental top-down approach to manage your portfolio. First, we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current and upcoming economies. From that, our objective is to choose the best companies in those industries. Many of these companies are established, large cap (defined as companies with a market capitalization of $5 billion or more) securities many of which are household names that you may easily recognize.

Performance Overview

Series One is invested primarily in large cap, growth-oriented domestic common stocks. When you review the portfolio on the following pages you will note that the largest investment sector is Diversified Company at 11.30% of your portfolio, and the largest security in your portfolio is Fair Isaac & Company at $1,663,308 which provides decision-making solutions to clients in the financial services, telecommunications and retail industries.

Your American Growth Fund Series One Class A Shares delivered you a (18.30)% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value), since July 31, 2021 through close of business on July 31, 2022. The Dow Jones Industrial Average posted a loss of 4.14% while the S&P 500 posted a loss of 4.64% for the same time period as listed above.

Top 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution to the Loss on the Portfolio for the year ended July 31, 2022	Individual Investment performance for the year ended July 31, 2022
Kansas City Southern	Railroad	0.81)%	9.63)%
Canadian Pacific Railway, LTD.	Railroad	0.75)%	11.72)%
Apple	Computer Hardware	0.66)%	11.42)%

Bottom 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution to the Loss the Portfolio for the year ended July 31, 2022	Individual Investment performance for the year ended July 31, 2022
Charter Communications	Cable TV	(3.55)%	(40.93)%
Teradyne, Inc.	Semiconductor Capital Equipment	(2.30)%	(20.56)%
Middleby Corp	Machinery	(1.32)%	(24.44)%

The investment sectors that had the most positive influence on your Series One portfolio were Railroad, Computer Hardware, and Environmental. The investment sectors that had the most adverse effect on your portfolio were Cable TV, Semiconductor Capital Equipment, and Online Media.

The performance data quoted above is past performance, which does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment’s return and principal value will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Additional data, including long-term performance data, can be found on page 54 of this report.

Liquidity
As you are aware, Series One invests primarily in common stocks and securities convertible into common stock. These securities are issued by large companies, and to a lesser extent, small and mid-sized companies. Your Fund generally does not invest in illiquid securities. There are times where the Fund has sold shares of stock in order to pay for certain required services such as the annual audit performed by an independent outside auditor or legal fees. The Fund may also sell shares of stock when orders are placed to redeem shares. When either of these situations happen, your Investment Committee generally will first sell those holdings that they believe are currently, or in the future may, underperform in the market or, alternatively, they may sell holdings in sectors that the committee believes may over-weight that sector when looking at the portfolio as a whole to maintain or improve diversification.

As we look at these indicators of how our economy is doing, we generally continue to be cautiously optimistic. It is our hope that we will see continued growth in the upcoming months.

My staff and I are always available to discuss your account or answer any questions you may have. Please call our toll-free number, 800 525-2406 or, within Colorado, 303-626-0600. American Growth Fund wishes you A Good Future!

Sincerely,

Timothy E. Taggart
President
Investment Committee Member
American Growth Fund, Inc.

1. https://www.google.com/search?q=six+month+s%26P+chart&oq=six+month+s%26P+chart&aqs=chrome..69i57j0i22i30j0i390l4.5886j0j7&sourceid=chrome&ie=UTF-8 *Please keep in mind that this link is constantly updated. Current returns will be different then when we wrote this report.

2. https://www.bea.gov/news/2022/gross-domestic-product-second-estimate-and-corporate-profits-preliminary-second-quarter

3. https://data.bls.gov/timeseries/LNS14000000

4. https://www.economist.com/finance-and-economics/2022/09/13/america-still-has-an-inflation-problem
5. https://www.economist.com/leaders/2022/09/14/to-fix-americas-inflation-problem-the-federal-reserve-must-go-big

Diversified Company Industry 11.30%

Chemed Corp ...………………………………………………………………..……………………………………	3,115	$1,498,595)
(Operates two wholly owned subsidiaries: VITAS Healthcare Corp., end of life hospice care, and Roto-Rooter, plumbing and drain cleaning services.)
Honeywell International, Inc. ……………………………………………………………………………..………..	2,291	440,926)
(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)
		1,939,521)

Computer Software and Services Industry 9.69%

Fair Isaac Corp* ...…………………..……………………………...……………………………………...………..	3,600	1,663,308)
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Semiconductor Capital Equipment 8.88%

Teradyne, Inc ...……………………………………………………………………………………………..………	15,100	1,523,439)
(The world's largest producer of automated test equipment for semiconductors.)

Railroad 7.12%

Canadian Pacific Railway, LTD. ......................…..………………..……………………………...…..…………	15,481	1,220,987)
(A holding company that has railroad investments in the U.S., Mexico and Panama.)

Computer Hardware 6.46%

Apple Inc. …………..………………………...............………………...………………	6,816	1,107,668)
(Designs, manufactures, & markets mobile communication & media devices, personal computers, & portable digital music plays, & sells a variety of related software, services, accessories, networking solutions, & third-party digital content.)

Application Software 5.09%

Microsoft Corporation …………..…………...............………………...………………………………………..…	3,109	872,821)
(Engaged in designing, manufacturing, selling devices, and online advertising. Its products include operating systems for computing devices, servers, phones and other devices.)

Computer & Peripherals Industry 5.02%

Cisco Systems .................................…..…………………………...…………………………………………..…	19,000	$862,030)
(The leading supplier of high-performance inter-networking products.))

Environmental Industry 4.84%

Waste Management ……………...............………………………………………………………..………………	5,050	831,028)
(The largest solid-waste disposal company in North America.)

Biotechnology Industry 4.33%

Amgen Inc. …....……………………………………………………………………………………………………..	3.000	742,410)
(Utilizes biotechnology to develop human pharmaceutical products.)

Cable TV Industry 4.28%

Charter Communications, Inc * ....…..……………………………...…………………………………..…………	1,700	734,570)
(Is a provider of cable services in the United States. The Company offers entertainment, information and communication solutions to residential and commercial customers.)

Machinery Industry 4.08%

Middleby Corp* ...……………….………………………………………………………………………...…………	4,835	699,576)
(Develops, manufactures, markets and services equipment used for commercial food cooking, preparation, and processing.)

Transportation and Logistics 3.33%

Old Dominion Freight Line Inc. …………………………..……...………….……………………………..….…..	945	286,817)
(Is the fourth-largest less-than-truckload carrier in the United States, with more than 225 service centers and 6,900-plus tractors.)
Norfolk Southern Corp …………………….………..…..…………………………………………………….……	620	155,725)
(Is a $10.6 billion railroad operating in the Eastern United States. On 21,000 miles of track, Norfolk Southern hauls shipments of coal, intermodal traffic, and a diverse mix of automobile, agriculture, metal, chemical, and forest products.)
JB Hunt Transportation ……..……………..…..……….…………….…………………………………………….	700	128,289)
(Its primary operating segments are intermodal delivery, which uses the Class I rail carriers for the underlying line-haul movement; dedicated contract services that provide customer-specific fleet needs; and highway brokerage.)
		570,831)

Online Media 3.19%

Alphabet Inc. Class A* ……………..……...…….……………………………………………………….………….	4,700	$546,704)
(Engaged in improving the ways people connect with information & products including Search, Android, YouTube, Apps, Maps & Ads. It also produces internet-connected home devices & provides internet services.)

Retail – Apparel & Specialty 3.02%

Amazon* ………………………………………..……...………….…...…………………………………………….	2,000	269,900)
(Is among the world's highest-grossing online retailers, with $281 billion in net sales and roughly $365 billion in estimated physical/digital gross merchandise volume in 2019)
Tractor Supply Company …………….………………..……………………………………………………...……	1,300	248,924)
(Is the largest operator of retail farm and ranch stores in the United States.)
		518,824)

Industrial Products 2.00%

Eaton Corp PLC …………………..……...………….…...……………………….………………………………..	970	143,938)
(Provides power-management solutions to diversified industrial customers, including electrical transmission systems, lighting, hydraulics, aerospace fuel systems, and truck and auto powertrain systems.)
Vestas Wind Systems A/S ……..……………..……...…………….…….………………………………………..	12,500	108,125)
(Is one of the largest manufacturers of wind turbines in the world..)
ABB LTD Sponsored ADR ……..……………..……...…………….…….………………………………………..	3.000	91,110)
(Is a global supplier of electrical equipment and automation products.)
		343,173)

Home Improvement Stores 2.00%

Home Depot Inc. (The) ….………..……...…………...............……………………………………………..……	1,140	343,072)
(Is a home improvement retailer. Its stores sell an assortment of building materials, home improvement and lawn and garden products and provide a number of services.)

Farm & Construction Machinery 1.70%

Caterpillar Inc. ….………..……...…………...............………………...……………………………………..……	1,471	291,626)
(Manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The Company is also a U.S. exporter.)

Restaurants 1.36%

Starbucks Corporation …..………..……...…………...............………………...........................................…..	2,748	232,976)
(A roaster, marketer, & retailer of specialty coffee in the world, operating globally. It sells a variety of coffee & tea products. It sells goods and services under brands including Teavana, Tazo, and Seattle's Best Coffee.)

Semiconductor Industry 1.31%

Intel Corp …………….......................…..……………………………...…………………………………..………	6,200	225,122)
(A leading manufacturer of integrated circuits.)

Telecommunication Services 1.25%

T-Mobile US, Inc.* ……..…………...............………………………..………………………….....………………	1,500	214,590)
(The firm provided nationwide service in major markets but spottier coverage elsewhere.)

Chemicals 1.25%

Balchem Corporation ……………..……...…….…………………….……………………………………..……..	1,575	213,822)
(Is engaged in the development, manufacture and marketing of specialty performance ingredients and products for the food, nutritional, feed, pharmaceutical, medical sterilization and industrial markets.)

Business Services 1.23%

Paychex, Inc. .….………..……...…………...............………………...……………………………………..……	1,651	211,790)
(Is a provider of integrated payroll, human resources, insurance, and benefits outsourcing solutions for small- to medium-sized business in the United States.)

Insurance (Property and Causality) 1.21%

Markel Corp* …………..……………..……...………….…………….…………………………………..………..	100	129,714)
(Markel Corp is engaged in the business of property and casualty insurance. It focuses primarily on specialty lines, such as executive liability to commercial equine insurance. It also invests in bakery equipment manufacturing and residential homebuilding.)
Selective Insurance Group Inc. ………….………………..………..…………………………………….….……	1,000	77,860)
(Is a holding company that offers property and casualty insurance products and services in United States.)
		207,574)

Health Care Plans 1.20%

UnitedHealth Group Inc. ....…..…………………..……...…………………………………………………………	380	$206,089)
(Is a diversified health care company in the United States.)

Drug 0.81%

Johnson & Johnson ……………..……...…….…………………………………………………………….……..	796	138,918)
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer, Pharmaceutical and Medical Devices, and Diagnostic business segments.)

Banks 0.81%

J P Morgan Chase ....…..…………………..……...…………………………………………………………	1,200	138,432)
(Is a financial services firm and a banking institution. It is engaged in investment banking, commercial banking, treasury and securities services, asset management, retail financial services, and credit card businesses.)

Medical Diagnostics & Research 0.70%

Thermo Fisher Scientific Inc …..…..…………...............……..……………………………….....………………	200	119,682)
(Sells scientific instruments and laboratory equipment, diagnostics consumables, and life science reagents.)

Health Care Providers 0.63%

HCA Healthcare Inc. …………….....……....………...............………………..........................................……	505	107,272)
(It operates general acute care hospitals, psychiatric hospitals, and rehabilitation hospitals.)

Asset Management 0.47%

Blackstone, Inc. ………..………….............…………………………………………………….....………………	800	81,656)
(Is one of the world's largest alternative asset managers with $731 billion in total asset under management, including $528 billion in fee-earning asset under management, at the end of September 2021.)

Software 0.43%

Salesforce.com Inc*…..…………...............…………………………………………………….....………………	400	73,608)
(Provides enterprise cloud computing solutions, including Sales Cloud, the company's main customer relationship management software-as-a-service product.)

Aerospace & Defense 0.27%

Raytheon Technologies Corp…................…………………………………………………….....………………	500	$46,605)
(Is a U.S. defense contractor with over $25 billion in sales. It operates through five segments: integrated defense systems, intelligence and information, missile systems, space and airborne systems, and a cybersecurity business branded Forcepoint.)

Vehicles & Parts 0.10%

Dana Incorporated…....…………...............…………………………………………………….....………………	1,000	16,760)
(Provides enterprise cloud computing solutions, including Sales Cloud, the company's main customer relationship management software-as-a-service product.)

Total Common Stocks (cost $5,429,426) – 99.36%.……………………………………………………..…...	$ 17,046,484)

Total Investments, at Market Value (cost $5,429,426) ………………….........................................……..	99.36)%	17,046,484)
Other Assets, Less Liabilities ………………………………………………………………………………...…	0.64)%	109,899)
Net Assets …………………………………………………………………………………………………………..	100.00)%	17,156,383)

Portfolio by Industry as a Percentage of Total Net Assets (unaudited)
Diversified Company
Computer Software and Services
Semiconductor Capital Equipment
Railroad
Computer Hardware
Application Software
Computer & Peripherals
Environmental
Biotechnology
Cable TV
Machinery
Transportation and Logistics
Online Media
Retail - Apparel & Specialty
Home Improvement Stores
Industrial Products
Farm & Constuction Machinery
Resturants
Semiconductor
Chemicals
Telecommunication Services
Business Services
Insurance (Property and Causality)
Health Care Plans
Banks
Drug
Medical Diagnostics & Research
Other Assets, Less Liabilities
Health Care Providers
Asset Management
Software
Aerospace & Defense
Vehicles & Parts
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%

American Growth Fund, Inc.
American Growth Cannabis Fund

Dear Shareholders:

We are pleased to deliver to you the American Growth Cannabis Fund Annual Report for the year ended July 31, 2022.

The United States continues to frustratingly lag behind in cannabis legislation. Six months ago we discussed this in some detail stating that “This past year showed us continued growth in the cannabis sector albeit somewhat restricted by what we perceive as the federal government’s slower than we want pace to enact laws that will allow the industry to grow as fast as it is capable of. Current laws enacted to help curb money laundering have made it difficult for legal cannabis business to take advantage of the simplest of things that the majority of us take advantage of... banking. “In 1970, the US Congress passed the Bank Secrecy Act (BSA), introducing specific record-keeping and reporting obligations for US banks and financial institutions. The BSA was one of the first examples of dedicated anti-money laundering legislation in the US and the world. Also known as the Currency and Foreign Transactions Reporting Act, the BSA was introduced as a response to the trend of criminals in the US using ‘secret foreign bank accounts’ to perpetrate money laundering and other illegal activities – and the inaction on the part of US banks to detect and prevent that activity.”1 Modification to this law (as well as others such delisting Cannabis from the Controlled Substances Act) continue to progress slowly despite multiple studies that show not only majority support but increasing support.”

We wish we could report a legislative about face but sadly that has not happened despite mounting evidence that would suggest that legalizing cannabis could benefit those outside of medical and recreational users. Consider this chart which shows that recreational and medical cannabis sales outpaced Starbuck’s revenue by, at a minimum, about 5 billion dollars and then consider how state and federal government could use that tax revenue.

U.S. Cannabis Sales Vs. Other Industries

Cigarettes
$52.8B
OTC medicines
$36.5B
Legal recreational and medical cannabis in 2021
$24.5B - $27B
Global opiods market
$23.2B
Starbucks (North American sales)
$20.5B
Salty snacks
$6.1B
OTC painkillers (internal and external)
$5.6B
OTC sleep aids (internal and external)
$0.43B

Source: MJBiz Factbook research, Statista, Consumer Healthcare Products Association, BCC Research, Mordor Research, Allied Research, Starbucks financial filings, IRI Market Advantage

© 2022 MJBiz, a division of Emerald X, LLC

Note: All data reported for 2021.

And that’s despite the fact that coffee can be sold in all 50 states. By contrast, only 39 states and the District of Columbia have legalized some form of marijuana.

Even the pace of growth from 2020 to 2021 landed in cannabis’ favor.

Starbuck’s annual revenue in North America grew 25% during the company’s 2021 fiscal year.

By comparison, the cannabis industry saw sales climb 30% last year.1

On October 17, 2018, our neighbors to the north, Canada, federally legalized much of the cannabis being sold today. On October 17, 2019, Canada further legalized cannabis by approving cannabis edible products and concentrates for sale.2

The legalization of less invasive ways to partake in the plant is an important step for Canada and should be considered here on the federal level given this chart produced by Forbes.3

Of interest is the decline in cannabis flower sales in both the United States and Canada coupled with Canada’s growth in cannabis beverage, concentrates, edible, tincture and sublingual, and topical product sales. Yes, that largest spike reports 1927% growth.

In Canada, total market year-over-year sales growth was about 61%.3

Your American Growth Cannabis Fund is currently unable to

invest in all businesses we want to (due to legislative issues). Hopefully for all of us, that will change soon. We believe that cannabis legislation/legalization will happen, we just don’t know when.

Its important to consider when you vote.

Lastly, we wanted to remind you of the capital gain distribution paid out to you in December 2021. Capital gains are generated when a mutual fund's manager sells an asset within the fund's portfolio for more than it cost. Much like buying a stock when prices are low and then selling on the upswing, fund managers look to liquidate holdings when they are at a premium and then distribute the gains to shareholders. It’s a nice problem to have when you think about it. The capital gains paid out in December caused a drop in our share net asset value. In order to raise the share net asset value, the board approved a 10-1 reverse stock split. As you are aware, this reverse stock split did not impact the overall value of your account.

Investment Committee

The Investment Committee that manages your Fund contains two veterans of the securities industry, Mr. Timothy Taggart and Mr. Robert Fleck. Mr. Taggart joined the securities industry in 1985 and is registered as a General Securities Principal, Financial and Operations Principal, Registered Options Principal and Municipal Securities Principal. Mr. Robert Fleck also joined the securities industry in 1985. He has held a General Securities license and currently is an Investment Advisor Representative. Mr. Matthew Taggart also serves on your Investment Committee, providing valuable insight.

Investment Strategy

The Fund searches for companies/investments with growth potential that could show faster growth than markets indexes. The Advisor also looks for securities that are considered undervalued or out of favor with investors or are expected to increase in price over time. We use a consistent approach to build the Fund’s security portfolio which is made up primarily of common stocks involved in the legal cannabis and hemp businesses. The Fund will concentrate (i.e., invest more than 25% of its total assets) in the securities of issuers in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in exchange-traded equity securities of companies engaged in legal cannabis and hemp related businesses. The Fund considers a company to be engaged in the legal cannabis and hemp business if the company derives at least 50% of its revenue from the legal cannabis and hemp industries. The Fund may invest in companies that are listed on exchanges in countries where cannabis is legal, but which have operations in the United States. These companies only supply products and/or perform activities that are legal under applicable national and local laws, including U.S. federal and state laws. For more information on the Investment Strategy, as well as other important information, please visit our website, www.amrexcannabis.com or call us at 800-525-2406 and we will gladly mail you a copy for free.

Performance Overview

Of the top ten stocks that were held in the American Growth Cannabis Fund’s portfolio, most of them contributed to the loss of the Fund. Looking at the portfolio, Medicinal Chemicals & Botanical Products makes up the largest industry of the portfolio at 11.81% and the portfolio’s largest investment, Innovative Industrial Properties, Inc.at $15,426. Innovative Industrial Properties, Inc. is engaged in the acquisitions, ownership, and management of specialized industrial properties leased to state-licensed operators for their regulated medical-use cannabis facilities.

Top 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution to the Loss on the Portfolio for the year ended July 31, 2022	Individual Investment performance for the year ended July 31, 2022
Namaste Technologies	Retail – Cyclical	32.34)%	89.60)%
Power REIT	Real Estate Investment Trusts	19.52)%	34.41)%
Gilead Sciences Inc.	Biological Products (No Diagnostic Substances)	0.23)%	0.60)%

Bottom 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution to the Loss on the Portfolio for the year ended July 31, 2022	Individual Investment performance for the year ended July 31, 2022
Lifeist Wellness, Inc.	Retail – Cyclical	(56.88)%	(83.12)%
GrowGeneration Corp.	Retail – Building Materials, Hardware, Garden Supply	(32.11)%	(64.66)%
The Valens Company, Inc.	Drug Manufacturers	(30.76)%	(34.26)%

Real Estate Investment Trusts and Biological Products (No Diagnostic Substances), all boosted the portfolio’s Market Value while Pharmaceutical Preparations, Drug Manufactures, and Medicinal Chemical & Botanical Products worked against the portfolio’s Market Return.

Overall, your American Growth Cannabis Fund delivered you a (63.81)% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value) since July 31, 2021 through close of business on July 31, 2022. The Dow Jones Industrial Average posted a loss of 4.14% since July 31, 2021 through close of business on July 31, 2022 while the S&P 500 posted a loss of 4.64% since July 31, 2021 through close of business on July 31, 2022. It is important to note that the S&P500 and the Dow Jones Industrial may not, in our opinion, be comparable to the American Growth Cannabis Fund which specifically is focused on an investing sector whose companies would generally not be included in either index.

The performance data quoted above is past performance, which does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment’s return and principal value will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Additional data, including long-term performance data, can be found on page 54 of this report.

Liquidity

As you are aware, the American Growth Cannabis Fund investments are made up primarily of common stocks involved in the legal cannabis and hemp business. In addition to the principal investment strategy, we may also invest in securities convertible into common stock. At the end of 2021 and beginning of 2022, AGCF held discussions with the SEC which resulted in a better understanding on how to classify liquidity values of the companies within ACGF’s portfolio. Your Fund does purchase Microcap stocks. Microcap stocks are low-priced stocks issued by the smallest of companies. Many microcap companies do not file financial reports with the SEC, so it's hard for investors to get the facts about the company's management, products, services, and finances. Microcap stocks historically have been more volatile and less liquid than the stock of larger companies. Before we purchase a Microcap stock, your Investment Committee considers items such as prior purchases and sales of that equity to help them assess liquidity issues. The Investment Committee also purchases smaller percentages of Microcap stocks to help hedge against illiquidity. In the past six months there were no new instances where a Microcap stock that the Investment Committee purchased, could not be readily sold. There are also times where the Fund has sold shares of stock in order to pay for certain required services such as the annual audit performed by an independent outside auditor or legal fees. The Fund may also sell shares of stock when orders are placed to redeem shares. When either of these situations happen, your Investment Committee generally will first sell those holdings that they believe are currently, or in the future may, underperform in the market or, alternatively, they may sell holdings in sectors that the committee believes may over-weight that sector when looking at the portfolio as a whole to maintain or improve diversification.

As we look at how the cannabis business is trending, we are optimistic and will continue to look for growth opportunities for our shareholders but will remain somewhat guarded, yet optimistic, as the COVID-19 crisis appears to be ending and life begins to resemble, at least partially, what it did prior to the pandemic. It is our opinion that we will see continued growth in the legal cannabis and hemp business in the upcoming months.

My staff and I are always available to discuss your account or answer any questions you may have. Please call our toll-free number, 800 525-2406 or, within Colorado, 303-626-0600. American Growth Fund wishes you A Good Future!

Sincerely,

Timothy E. Taggart
President
Investment Committee Member
American Growth Fund, Inc.

1. https://mjbizdaily.com/licensed-marijuana-sales-in-2021-eclipsed-coffee-giant-starbucks/

2. https://www.justice.gc.ca/eng/cj-jp/cannabis/

3. https://www.forbes.com/sites/dariosabaghi/2022/03/01/the-top-cannabis-industry-trends-to-watch-for-2022/?sh=430da4d87b04

Medicinal Chemicals & Botanical Products 11.81%

Tilray Inc.* …...…………………………………………………….…………………………………………….……	2,061	$7,523)
(Cultivates and sells medical and recreational cannabis through a portfolio of brands that include Canaca, Dubon, and Manitoba Harvest. The bulk of Tilray's sales are in Canada, but the company also sells CBD Products in the U.S. and exports medical cannabis globally from its production facilities in Canada and Portugal.)
SNDL Inc.* ……………………………………………………………………….………………………	3,319	7,468)
(Is engaged in producing and marketing of cannabis for the adult-use market. Some of its products are Lemon Riot, Daydream, Zen Berry, Twilight, Tropical Bliss, Pillow Talk, Citrus Punch, and others. The company's primary focus is on producing and distributing inhalable products and brands (flower, pre-rolls, and vapes). It operates in two segments: Cannabis segment and Ornamental Flowers segment. Its Cannabis segment derives majority revenue.))
Aurora Cannabis Inc.* ……………………………………………………………………….………………………	3,811	5,374)
(Cultivates and sells medicinal and recreational cannabis through a portfolio of brands that include Aurora, CanniMed, Daily Special, MedReleaf, and San Rafael '71. Although the company primarily operates in Canada, Auora has expanded internationally through medical cannabis exporting agreements or cultivation facilities in more than 25 countries.)
Canopy Growth Corporation* ………………………………………………………………………………….……	1,313	3,453)
(Cultivates and sells medicinal and recreational cannabis, and hemp, through a portfolio of brands that include Tweed, Spectrum Therapeutics, and CraftGrow. Although it primarily operates in Canada, Canopy has distribution and production licenses in more than a dozen countries to drive expansion in global medical cannabis and also holds an option to acquire Acreage Holdings upon U.S. federal cannabis legalization.)
HEXO Corp.* ………………...……………………………………………………………………….…..…………..	6,080	1,135)
(An award-winning consumer packaged goods cannabis company that creates and distributes innovative products to serve the global cannabis market. Through its hub and spoke business strategy, HEXO Corp is partnering with Fortune 500 companies, bringing its brand value, cannabinoid isolation technology, licensed infrastructure and regulatory expertise to established companies, leveraging their distribution networks and capacity. The Company serves the Canadian adult-use markets under its HEXO Cannabis, Up Cannabis and Original Stash brands, and the medical market under HEXO medical cannabis.)
		24,953)

Real Estate 7.30%

Innovative Industrial Properties Inc. …….….……………………..………….……………………………………	160	$15,426)
(Is engaged in the acquisitions, ownership, and management of specialized industrial properties leased to state-licensed operators for their regulated medical-use cannabis facilities.)

Pharmaceutical Preparations 6.57%

Organigram Holdings Inc.* …………...…………………………………………………………………………..…	12,034	12,876)
(Focuses on producing exceptional, indoor-grown cannabis for patients and adult recreational consumers, as well as developing global business partnerships.)
Neptune Wellness Solutions Inc.* ……..……..………………………………………………...…………….……	886	1,010)
(Is a health and wellness products company, with more than 50 years of combined experience in extraction, purification and formulation of value-added differentiated science-based products.)
		13,886)

Retail - Cyclical 5.69%

LIfeist Wellness, Inc.* …………………………………..……….…………..…..…………………………..………	325,055	12,027)
(Is an online platform for cannabis products, accessories, and responsible education. The company's everything cannabis store, CannMart.com, provides customers with a diverse selection of hand-picked products from a multitude of federally licensed cultivators, all in one convenient site.)

Drug Manufacturers 5.06%

The Valens Company Inc.* …..……………………………………………..………………………………………	13,800	10,685)
(Engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant.)

Exchange Traded Funds 4.27%

Amplify Seymour Cannabis ETF ..……….……………………………..…..…………………………..………	1,270	9,030)
(The fund will invest at least 80% of its net assets (including investment borrowings) in the securities of companies that derive 50% or more of their revenue from the cannabis and hemp ecosystem.)

Real Estate Investment Trusts 3.80%

Power REIT* ………...…..…..……………………………………………………………….……	520	$8,029)
(Power REIT is a real-estate investment trust focused on providing long-term real estate solutions to energy and transportation infrastructure asset owners and developers.)

Perfumes, Cosmetics & Other Toilet Preparations 2.19%

cbdMD, Inc*. ………...…..……………………..……………………………………………………………….……	9,648	4,632)
(It owns and operates the consumer hemp-based cannabidiol (CBD) brand, cbdMD.)

Retail - Building Materials, Hardware, Garden Supply 1.77%

GrowGeneration Corp.* ………...…..…..…………………………………………………………………….……	770	3,734)
(GrowGeneration Corp operates hydroponic and organic specialty gardening retail outlets in the United States. It sells products including organic nutrients and soil, advanced lighting technology, hydroponic and aquaponics equipment and other products.)

Agriculture Production – Crops 0.45%

Village Farms Intl Inc Com* ..……………..…..………………………………………………………………....…	320	960)
(Produces, markets, and sells tomatoes, bell peppers, and cucumbers. It also produces power. The company operates its business through segments that are JV Cannabis Segment, Produce Business and Energy Business.)

Total Common Stocks (cost 582,474) – 48.91%.…………………………………………………..……….	103,362))

	$
Total Investments, at Market Value (cost $582,474)……….…………………...….....…	48.91)%	$ 103,362))
Other Assets, Less Liabilities………………………..…………………………..…….……	51.09)%	$ 107,952))
Net Assets ………………………………………………………………………..…………….	100.00)%	$ 211,314))

Portfolio by Industry as a Percentage of Total Net Assets (unaudited)
Other Assets, Less Liabilities
Medicinal Chemicals & Botanical Products (SEC SIC: 2833)
Real Estate (SEC SIC: 6500)
Pharmaceutical Preparations (SEC SIC: 2834)
Retail - Cyclical (SEC SIC: N/A)
Drug Manufacturers (SEC SIC: N/A)
Exchange Traded Funds
Real Estate Investment Trusts (SEC SIC: 6798)
Perfumes, Cosmetics & Other Toilet Preparations (SEC SIC: 2844)
Retail - Building Materials, Hardware, Garden Supply (SEC SIC: 5200)
Agriculture Production - Crops (SEC SIC: 0100)
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%

STATEMENTS OF ASSETS AND LIABILITIES, JULY 31, 2022

	SERIES ONE	AMERICAN GROWTH CANNABIS FUND
ASSETS:
Investments, at market value ………………………………………..……………………………………	$ 17.046,4841	$ 103,3622
Cash………………..……………….............……………………………………………………………….	117,523)	107,688)
Receivables:
Shares of beneficial interest sold...........……………………………………………………………….	1,716)	104)
Securities sold …………………………………………………………………………………………….	-)	-)
Dividends and interest ..........................………………………………………………………………..	3,981)	-)
Prepaid Insurance ..........................………………………………………………………………..	11,477)	264)
Other …………...………………………………………………………………………………………….	36)	-)
Total assets………………………….………………………………………………………………………	17,181,217)	211,418)
LIABILITIES:
Shares of beneficial interest redeemed.............................................................................................	-)	-)
Securities purchased payable …………………………………………………………………………….	-)	-)
12b-1 fees.........................................................................................................................................	6,733)	111)
Management fee...............................................................................................................................	13,073)	-)
Other Payables ……………………………………………………………………………………………..	5,028)	(7)
Total liabilities.......................................…………………………………………………………………..	24,834)	104)
NET ASSETS……………………………………………………………………………………………….	$ 17,156,383)	$ 211,314)
COMPOSITION OF NET ASSETS:
Paid-in capital………………………………………………………………….……………………………	$ 4,552,115)	$ 1,695,751)
Distributable earnings (loss) ………………………………………………………………………………	12,604,268)	(1,484,437)
Net assets…………………………………………………………………………..……………………….	$ 17,156,383)	$ 211,314)

1 Cost of Investments for Series One was $5,429,426.

2 Cost of Investments for American Growth Cannabis Fund was $582,474.

STATEMENTS OF ASSETS AND LIABILITIES, JULY 31, 2022 (continued)

NET ASSET VALUE PER SHARE:
Series One - Class A Shares:
Net asset value and redemption price per share (based on net assets of $8,950,536 and 1,434,068 shares of beneficial interest outstanding)	$6.24
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.62
Series One - Class B Shares:
Net asset value and redemption price per share (based on net assets of $254,465 and 54,373 shares of beneficial interest outstanding)	$4.68
Series One - Class C Shares:
Net asset value and redemption price per share (based on net assets of $1,295,880 and 253,973 shares of beneficial interest outstanding)	$5.10
Series One - Class D Shares:
Net asset value and redemption price per share (based on net assets of $6,655,502 and 987,002 shares of beneficial interest outstanding)	$6.74
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$7.15
American Growth Cannabis Fund - Class E Shares:
Net asset value and redemption price per share (based on net assets of $211,314 and 583,099 shares of beneficial interest outstanding)		$0.36
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)		$0.38

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2022

	SERIES ONE	AMERICAN GROWTH CANNABIS FUND
INVESTMENT INCOME:
Dividends (Net of Foreign tax withholding of $1,144 / $0 respectively)………..…….…………….	$ 186,010)	$3,297)
Interest …………………………………………….…...……………….……………………..………..	12)	9))
Litigation ……………….………………………….…...……………….……………………..………..	-)	-)
Other ……………………………………………….…...……………….……………..……………….	-)	-)
Total investment income……………………………………..…………………………..………………..	186,022)	3,306)

EXPENSES:
Investment advisory fees (Note 4)…………………………………..………………………………….…	193,950)	6,873)
Administration expenses (Note 4)……………………………………………………...…………………	157,175)	5,006)
Transfer agent, shareholder servicing and data processing fees ………...………………………..…	81,143)	4,243)
Accounting fees (Note 4)…………………………..……………………………………..………………..	28,955)	1,045)
Rent expense (Note 4)....………..………………………………………………………..………………	105,904)	3,839)
Custodian fees ..............…………………………………………………………………..………………	12,421)	2,322)
Professional fees………………………………………………………………………….…………………	100,318)	5,280)
Registration and filing fees (Note 1):………………………………………………………………………	13,465)	4,656)
Shareholder reports…………………………………………………………………………………………	-)	-)
Distribution and service fees (Note 4):
Class A……………………………………………………………………………….……………..…...	31,227)	-)
Class B……………………………………………………………………………….……………..…...	2,446)	-)
Class C……………………………………………………………………………….……………..…...	13,901)	-)
Class E………………………………………………………………….…………….……………..…...	-)	2,009)
Class F………………………………………………………………………………..……………..…...	-)	-)
Directors fees (Note 4).……………………………………………………………………………..………	34,744)	1,078)
D&O / E&O Insurance ………………………………………………………………………………………	35,365)	918)
Other expenses………………………………………………………………………………………...……	28,056)	3,926)
Total expenses…………………………………………………………………………………………...…	839,070)	41,195)
Less fees waived and expenses reimbursed by Advisor ……………………………………………….	-)	(6,873)
Reclaimed Fee Waiver by Advisor ………………………………………………………………………..	-)	(11,187)
Total fees waived and expenses reimbursed by Advisor	-)	(18,060)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2022 (continued)

Net Expenses………………………………………………………………………………………………..	839,070)	23,135)
Net investment loss……………………………………………………….…………………………….…	(653,048)	(19,829)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain on investments……………………………………………..……………….…..………	$ 1,382,187)	$ (499,281)
Net change in unrealized appreciation (depreciation) on investments…………......................……	(3,449,580)	(131,037)
Net gain (loss) on investments…………………………………………………………………………….	(2,067,393)	(630,318)
Net decrease in net assets resulting from operations……………………………………………………	$ (2,720,441)	$ (650,147)

STATEMENTS OF CHANGES IN NET ASSETS

SERIES ONE

	Year Ended July 31, 2022	Year Ended July 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss .……..………………………………………………………..…………………………….	$ (653,048)	$ (701,984)
Net realized gain on investments………….....…………………………………..…………………………....	1,382,187)	2,289,347)
Net change in unrealized appreciation/depreciation on investments ……………………………………...	(3,449,580)	2,789,770)
Net increase (decrease) in net assets resulting from operations …........................................................	(2,720,441)	4,377,133)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class A ……………………………………………………………..…………………………………………	66,509)	(1,072,109)
Class B ……………………………………………………………..…………………………………………	58,019)	60,258)
Class C ……………………………………………………………..…………………………………………	201,574)	(371,646)
Class D ……………………………………………………………..…………………………………………	459,265)	(348,953)
Net change in net assets derived from beneficial interest transactions……………………………………	785,367)	(1,732,450)
Distribution to shareholders from distributable earnings:
Class A ……………………………………………………………..…………………………………………	(1,300,011)	(277,578)
Class B ……………………………………………………………..…………………………………………	(28,394)	(7,846)
Class C ……………………………………………………………..…………………………………………	(167,803)	(50,991)
Class D ……………………………………………………………..…………………………………………	(900,761)	(179,326)
Net change in net assets derived from distribution to shareholders ………………………………..……..	(2,396,969)	(515,741)

Total increase (decrease) ……………………………………………………………………………………....	(4,332,043)	2,128,942)
Net Assets - Beginning of year…...….…………………………….….........................................................	21,488,426)	19,359,484)
Net Assets - End of year[1]…....………………………………………...………………………………………..	$ 17,156,383)	$ 21,488,426)

STATEMENTS OF CHANGES IN NET ASSETS (continued)

AMERICAN GROWTH CANNABIS FUND

	Year Ended July 31, 2022	Year Ended July 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss ……….……..………………………………………………..…………………………….	$ (19,829)	$ (84,625)
Net realized gain (loss) on investments………….....………………………………………………………....	(499,281)	400,279)
Net change in unrealized depreciation on investments ……………………………………...	(131,037)	(418,761)
Net decrease in net assets resulting from operations ….......................................................	(650,147)	(103,107)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class E …………………………………………………………………………..……………………………	(246,265)	1,002,401)
Net change in net assets derived from beneficial interest transactions ...…………………………………	(246,265)	1,002,401)
Distribution to shareholders from distributable earnings:
Class E ……………………………………………………………..…………………………………………	(642,733)	-)
Net change in net assets derived from distribution to shareholders ………………………………..……..	(642,733)	-)
Total increase (decrease) ……………………………………………………………………………………....	(1,539,145)	899,294)
Net Assets - Beginning of year…...….…………………………….….........................................................	1,750,459)	851,165)
Net Assets - End of year[1]…....……………………………………….....................…………………………..	$ 211,314)	$ 1,750,459)

Series One - Class A

Six Months
Ended
		Year Ended
January 31,		July 31,
(unaudited)
	2022	2022	2021	2020	2019	2018
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..		$8.11)	$6.70)	$6.02)	$5.28)	$4.92)
Income gain (loss) from investment operations:
Net investment loss[4] .………….……………………..……		(0.24)	(0.26)	(0.24)	(0.22)	(0.21)
Net realized and unrealized gain (loss) [4] ………………..		(0.71)	1.86)	0.92)	0.96)	0.57)
Total income gain (loss) from investment operations .…		(0.95)	1.60)	0.68)	0.74)	0.36)
Distributions:
Long-term capital gains distributions …..………………..		(0.92)	(0.19)	-)	-)	-)
Total distributions ………………………………………….		(0.92)	(0.19)	-)	-)	-)
Net Asset Value, End of Period ……………………….…		$6.24)	$8.11)	$6.70)	$6.02)	$5.28)
Total Return at Net Asset Value[1] ……………………...		(13.4)%	24.1)%	11.3)%	14.0)%	7.3)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….		$8,951)	$11,632)	$10,614)	$10,236)	$8,431)
Ratio to average net assets:
Net investment loss[4] …...……………………………...….		(3.40)%	(3.46)%	(3.89)%	(4.10)%	(4.10)%
Expenses[4]. ……..……..…………………………………...		4.36)%	4.42)%	5.08)%	5.44)%	5.51)%
Portfolio Turnover Rate[2] …………………………………..		3)%	4)%	0)%	7)%	11)%

Series One - Class B

Six Months
Ended
	Year Ended
January 31,	July 31,
(unaudited)
	2022	2021	2020	2019	2018
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$6.21)	$5.31)	$4.94)	$4.48)	$4.22)
Income gain (loss) from investment operations:
Net investment loss[4] .………….……………………..……	(0.29)	(0.35)	(0.37)	(0.34)	(0.33)
Net realized and unrealized gain (loss) [4] ………………..	(0.55)	1.44)	0.74)	0.80)	0.59)
Total income gain (loss) from investment operations .…	(0.84)	1.09)	0.37)	0.46)	0.26)
Distributions:
Long-term capital gains distributions …..………………..	(0.69)	(0.19)	-)	-)	-)
Total distributions ………………………………………….	(0.69)	(0.19)	-)	-)	-)
Net Asset Value, End of Period ……………………….…	$4.68)	$6.21)	$5.31)	$4.94)	$4.48)
Total Return at Net Asset Value[1] ……………………...	(15.1)%	20.7)%	7.5)%	10.3)%	6.2)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$254)	$265)	$167)	$169)	$170)
Ratio to average net assets:
Net investment loss[4] …...……………………………...….	(5.56)%	(6.13)%	(7.49)%	(7.55)%	(7.60)%
Expenses[4]. ……..……..…………………………………...	6.52)%	7.09)%	8.68)%	8.89)%	8.95)%
Portfolio Turnover Rate[2] …………………………………..	3)%	4)%	0)%	7)%	11)%

Series One - Class C

Six Months
Ended
	Year Ended
January 31,	July 31,
(unaudited)
	2022	2021	2020	2019	2018
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$6.70)	$5.62)	$5.03)	$4.47)	$4.20)
Income gain (loss) from investment operations:
Net investment loss[4] .………….……………………..……	(0.26)	(0.27)	(0.25)	(0.23)	(0.20)
Net realized and unrealized gain (loss) [4] ……………..…	(0.58)	1.54)	0.84)	0.79)	0.47)
Total income gain (loss) from investment operations .…	(0.84)	1.27)	0.59)	0.56)	0.27)
Distributions:
Long-term capital gains distributions …..………………..	(0.76)	(0.19)	-)	-)	-)
Total distributions ………………………………………….	(0.76)	(0.19)	-)	-)	-)
Net Asset Value, End of Period ……………………….…	$5.10)	$6.70)	$5.62)	$5.03)	$4.47)
Total Return at Net Asset Value[1] ……………………...	(14.3)%	22.8)%	11.7)%	12.5)%	6.4)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$1,296)	$1,480)	$1,589)	$1,578)	$2,593)
Ratio to average net assets:
Net investment loss[4] …...……………………………...….	(4.44)%	(4.41)%	(4.80)%	(5.05)%	(4.60)%
Expenses[4]. ……..……..…………………………………...	5.40)%	5.41)%	5.98)%	6.41)%	5.91)%
Portfolio Turnover Rate[2] …………………………………..	3)%	4)%	0)%	7)%	11)%

Series One - Class D

Six Months
Ended
	Year Ended
January 31,	July 31,
(unaudited)
	2022	2021	2020	2019	2018
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$8.73)	$7.18)	$6.42)	$5.61)	$5.21)
Income gain (loss) from investment operations:
Net investment loss[4] .………….……………………..……	(0.23)	(0.25)	(0.23)	(0.21)	(0.19)
Net realized and unrealized gain (loss) [4] ………………..	(0.76)	1.99)	0.99)	1.02)	0.59)
Total income gain (loss) from investment operations .…	(0.99)	1.74)	0.76)	0.81)	0.40)
Distributions:
Long-term capital gains distributions ..…………………..	(1.00)	(0.19)	-)	-)	-)
Total distributions ………………………………………….	(1.00)	(0.19)	-)	-)	-)
Net Asset Value, End of Period ……………………….…	$6.74)	$8.73)	$7.18)	$6.42)	$5.61)
Total Return at Net Asset Value[1] ……………………...	(13.1)%	24.5)%	11.8)%	14.4)%	7.7)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$6,656)	$8,110)	$6,989)	$6,558)	$6,153)
Ratio to average net assets:
Net investment loss[4] …...……………………………...….	(3.04)%	(3.11)%	(3.49)%	(3.75)%	(3.51)%
Expenses[4]. ……..………..………………………………...	4.00)%	4.07)%	4.68)%	5.09)%	4.83)%
Portfolio Turnover Rate[2] …………………………………..	3)%	4)%	0)%	7)%	11)%

American Growth Cannabis Fund - Class E

Six Months
Ended
	Year Ended
January 31,	July 31,
(unaudited)
	20226	20216	20206	20196	20186
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$42.33)	$36.01)	$39.54)	$38.50)	$40.37)
Income gain (loss) from investment operations:
Net investment loss[4] .………….……………………..……	(0.05)	(2.51)	(3.61)	(3.63)	(5.83)
Net realized and unrealized gain (loss) [4] ………………..	(11.03)	8.83)	0.08)	4.67)	3.96)
Total income gain (loss) from investment operations .…	(11.08)	6.32)	(3.53)	1.04)	(1.87)
Distributions:
Short-term capital gains distributions ..…………………..	(22.78)	-)	-)	-)	-)
Long-term capital gains distributions ..…………………..	(8.11)	-)	-)	-)	-)
Total distributions ………………………………………….	(30.89)	-)	-)	-)	-)
Net Asset Value, End of Period ……………………….…	$0.36)	$42.33)	$36.01)	$39.54)	$38.50)
Total Return at Net Asset Value[1] ……………………...	(61.6)%	17.5)%	(8.9)%	2.6)%	(4.7)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$211	$1,750	$851	$954	$765)
Ratio to average net assets:
Net investment loss (After Fee Waiver)[4] …...…………..	(2.87)%[0]	(5.42)%[0]	(10.71)[0]	(8.87)%	(14.30)%
Expenses (Before Fee Waiver)[4]. ……...……………...….	5.98)%[5]	6.28)%[5]	12.79)%[5]	9.90)%	15.15)%
Expenses (After Fee Waiver) [4]. ….…..……………...…...	3.36)%[5]	5.99)%[5]	11.79)%[5]	9.90)%	15.15)%
Portfolio Turnover Rate[3] …………………………………..	0)%	461)%	54)%	16)%	8)%

1. Summary of Significant Accounting Policies

American Growth Fund, Inc. Series One ("Series One"), and American Growth Cannabis Fund, formerly American Growth Fund, Inc. – Series Two, are registered under the Investment Company Act of 1940, as amended. Series One is a diversified, open-end management investment company. The American Growth Cannabis Fund is a diversified mutual fund, open-end management mutual fund, focused on the legal cannabis business. Series One and American Growth Cannabis Fund follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” Series One’s and American Growth Cannabis Fund’s primary investment objectives are growth of capital. Series One’s and American Growth Cannabis Fund’s investment advisor is Investment Research Corporation (IRC). Series One offers Class A, Class B, Class C, and Class D shares and American Growth Cannabis Fund offers Class E and Class F shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A, Class D, and Class E have a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class A, Class D, and Class E shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class B has a maximum deferred sales charge (Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the first 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%. Class C and Class F have a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. As of July 31, 2022, there were no shares of Class F outstanding. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class.

Reverse Split – After the close of the markets on January 6, 2022 (the record date), The American Growth Cannabis Fund, effected a reverse split of its issued and outstanding shares with a 10 for 1 ratio, with approval by the board. Shares of the fund began trading on split-adjusted basis on January 7, 2022. The effect of the reverse split was reducing the number of Shares outstanding and resulted in a proportionate increase in NAV per share of the Fund. Therefore, the reverse split did not change the aggregated value of the shareholder’s investment or the total market value of the shares outstanding. The Reverse Split was applied retroactively for all periods presented in the financial statements.

Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets nor net asset value per share. For the year ended July 31, 2022, the following reclassifications were made:

Series One		American Growth Cannabis Fund
Distributable earnings (loss)	Paid-In Capital	Distributable earnings (loss)	Paid-In Capital
$653,048	$(653,048)	$(143,298)	$143,298

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deem will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determine the manner of ascertaining the fair market value of other securities and assets.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income nor excise taxes have been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the open tax year 2019-2021 and expected to be taken in the Fund's 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used, as of July 31, 2022, in valuing the Fund’s assets carried at fair value:

Series One
Equity	Level 1	Level 2	Level 3	Total
Common Stock	$ 17,046,484	0	0	$ 17,046,484
American Growth Cannabis Fund
Equity	Level 1	Level 2	Level 3	Total
Common Stock	$ 103,362	0	0	$ 103,362

The industry classifications of Level 1 investments are included in the Statement of Investments.

There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2022. Transfers are recognized at the end of the reporting period.

2. Shares of Beneficial Interest

Series One and American Growth Cannabis Fund have authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	For the year ended		For the year ended
	July 31, 2022		July 31, 2021

	Shares	Amount	Shares	Amount
Series One - Class A:
Sold	53,262)	$ 387,578)	69,757)	$ 536,783)
Dividends and distributions Reinvested	150,465)	1,102,911)	32,032)	237,354)
Redeemed	(203,696)	(1,423,980)	(250,961)	(1,846,246)
Net increase (decrease)	31)	$ 66,509)	(149,172)	$ (1,072,109)
Series One - Class B:
Sold	13,585)	$ 71,165)	12,589)	$ 68,806)
Dividends and distributions Reinvested	4,223)	23,396)	1,126)	6,510)
Redeemed	(6,137)	(36,542)	(2,493)	(15,058)
Net increase (decrease)	11,671)	$ 58,019)	11,222)	$ 60,258)

Series One - Class C:
Sold	38,043)	$ 225,600)	16,890)	$ 105,407)
Dividends and distributions Reinvested	25,684)	154,872)	7,565)	46,751)
Redeemed	(30,746)	(178,898)	(86,408)	(523,804)
Net increase (decrease)	32,981)	$ 201,574)	(61,953)	$ (371,646)
Series One - Class D:
Sold	6,607)	$ 48,810)	3,547)	$ 28,900)
Dividends and distributions Reinvested	107,974)	852,996)	21,346)	169,486)
Redeemed	(56,244)	(442,541)	(69,498)	(547,339)
Net increase (decrease)	58,337)	$ 459,265)	(44,605)	$ (348,953)
American Growth Cannabis Fund - Class E1:
Sold	156,801)	$ 191,372)	33,397)	$ 1,658,302)
Dividends and distributions reinvested	864,814)	605,370)	-)	-)
Redeemed	(479,871)	(1,043,007)	(15,683)	(655,901)
Net increase (decrease)	541,744)	$ (246,265))	17,715)	$ 1,002,401)
American Growth Cannabis Fund - Class F:
Sold	-)	$ -)	-)	$ -)
Dividends and distributions reinvested
Redeemed	-)	-)	-)	-)
Net increase (decrease)	-)	$ -)	-)	$ -)

(1) After the close of business on January 6, 2022 the Fund’s applicable share class underwent a reverse stock split. The shares presented here has been retroactively adjusted to reflect this split. See Note 1 of the Notes to Financial Statements.

3. Realized and Unrealized Gains and Losses on Investments

The identified tax cost basis of investments for Series One and American Growth Cannabis Fund at July 31, 2022 was $5,629,978 and $661,467, respectively. Net unrealized appreciation (depreciation) on investments for Series One and American Growth Cannabis Fund of $11,416,506 and $(558,105), respectively, based on identified tax cost as of July 31, 2022, was comprised of gross appreciation of $11,531,945 and $0, respectively, and gross depreciation of $115,439 and $558,105, respectively.

4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties (unaudited)

Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, for each of Series One and the American Growth Cannabis Fund equal to 1% of the first $30 million of the respective Fund's average annual net assets and 0.75% such assets in excess of $30 million. Series One and American Growth Cannabis Fund pay their own operating expenses.

A Fee Waiver Agreement for the American Growth Cannabis Fund was executed August 1, 2019 and currently ends July 31, 2022 unless it is extended. It may not be modified nor terminated prior to such date without the consent of the board. If the Total Annual Fund Operating Expenses exceed an annual rate of 6.00% of the Fund’s average daily net assets during this period, the Advisor will waive all or a portion of its Management Fee payable with respect to the Fund to the extent of such excess up to the full amount of its Management Fee. The amount of the Advisor’s waiver shall be limited to, and shall not exceed, the maximum amount of the “Advisor’s Fee” that the Advisor is entitled to receive under the Investment Advisor Agreement between the Advisor and the American Growth Fund, Inc., with respect to the Fund, dated August 8, 2013 (the “Advisory Agreement”). The Advisor is permitted to recapture fees that it has waived for the Fund pursuant to the fee waiver agreement to the extent that a Fund’s expenses in later periods fall below the annual rate set forth in the fee waiver agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) an annual rate of 6.00% of the Fund’s average daily net assets and (ii) the expense cap (if any) in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees more than three years after the date on which the fees were deferred. For the year ended July 31, 2022 the investment advisor waived $6,873 for the annual compensation for investment advice.

The Advisor may recapture a portion of fees waived above no later than the years as states below:

	July 31, 2025	July 31, 2024	July 31, 2023	Total
American Growth Cannabis Fund	$0	$4,541	$7,871	$12,412

Class B and Class C shares each are subject to annual service and distribution fees of 1.00% of average daily net assets. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets.

Class F shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class E shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets..

For the year ended July 31, 2022 commissions and sales charges paid by investors on the purchase of Series One and American Growth Cannabis Fund shares to totaled $9,690 and $812, respectively, of which $102 and $0, respectively, was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Series One and American Growth Cannabis Fund. Sales charges advanced to broker/dealers by WCB on sales of Series One Class B and C shares and American Growth Cannabis Fund Class F shares totaled $5,036 and $0, respectively, of which $0 and $0, respectively, was retained by WCB. For the year ended July 31, 2022, WCB received contingent deferred sales charges of $835 and $0 upon redemption of Class B and C shares and F shares, respectively, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by Series One nor American Growth Cannabis Fund to WCB for brokerage commission on securities transactions.

Certain officers of Series One and American Growth Cannabis Fund are also officers of WCB and IRC. For the year ended July 31, 2022, Series One and American Growth Cannabis Fund paid directors' fees of $34,744 and $1,078, respectively, expenses of $120 and $2, respectively, and the audit chair $0 and $0, respectively, for review.

For the year ended July 31, 2022, under an agreement with IRC, Series One and American Growth Cannabis Fund were charged $157,175 and $5,006, respectively, for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund and $28,955 and $1,045, respectively, to provide the daily fund accounting services. In addition, Series One and American Growth Cannabis Fund were charged $105,904 and $3,839, respectively, by an affiliated company of IRC for the rental of office space.

5. Federal Income Tax Matters

Dividends paid by Series One and American Growth Cannabis Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Series One and American Growth Cannabis Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

At July 31, 2022, Series One for federal income tax purposes had no available capital loss carryover.

As of July 31, 2022 American Growth Cannabis Fund for federal income tax purposes had no available capital loss carryover.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of Series One’s and American Growth Cannabis Fund’s next taxable year.

At July 31, 2022, Series One did not have any post-October losses. American Growth Cannabis Fund had $926,332 of post-October losses.

Series One had a $2,396,969 long term capital gain distribution and $515,741 paid during the years ended July 31, 2022 and 2021, respectively. American Growth Cannabis Fund had a $473,929 ordinary income distribution and a $168,804 long term capital gain distribution for the year ended July 31, 2022 and there were no distributions paid for the year ended July 31, 2021.

As of July 31, 2022 the components of accumulated gains (loss) on a tax-basis were as follows:

Series One American Growth Cannabis Fund

Undistributed income $ -)) $ -)

Long Capital Gains 1,187,762) -)

Unrealized appreciation (depreciation) 11,416,506) ((558,105)

Post-October loss -) (926,332)

Total accumulated gain (loss) $12,604,268) $ (1,484,437)

6. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. COVID-19 Virus

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. As a result, there have been various mandates from federal, state and local authorities which resulted in an overall decline in economic activity. Some mandates have been eased. The easing of these mandates has varied from state to state. The pandemic has not ended so the ultimate impact of COVID-19 on the financial performance of the Funds’ investments has lessened but continues to not be non-foreseeable at this time. The Investment Committee continues to monitor this event. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

8. Review of Affiliated Company’s Expenses (unaudited) – The Trust’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness. These expenses are then presented to the Trust’s Board of Directors for review and approval at the next quarterly Board Meeting.

For the year ended July 31, 2022 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $13,508, Investment Research Corporation $200,511, and AGF Properties, Inc. $73,122 for services they provided to the Trust and its shareholders. These payments resulted in these affiliated companies earning profit or losses totaling World Capital Brokerage, Inc. $(1,120), Investment Research Corporation $(29,410), and AGF Properties, Inc. $(27,708).

9. Risk (American Growth Cannabis Fund) – The American Growth Cannabis Fund concentrates its investments in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and is subject to the risks associated with those industries. The value of the Fund’s shares will be affected by factors particular to the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and related sectors (such as government regulation) and may fluctuate more widely than that of a typical diversified fund.
Health Care Sector Concentration – Due to the concentration in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group, the fund has a higher than normal concentration in the health care sector. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by product liability claims, rapid obsolescence, and patent expirations.
Cannabis Industry Risk - The cannabis industry is a very young, fast evolving industry with possible increased exposure to rule changes, changes in laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities. The Fund invests mainly in over the counter securities.
For more details on the risks of investing, please refer to the Fund’s Prospectus/Statement of Additional Information available at www.americangrowthfund.com or by calling 800-525-2406.

10. Senior Derivative Rules – The fund has adopted rules regarding the engagement of utilizing derivatives. Currently the Fund does not utilize derivatives as an investment vehicle.

11. Fair value determination and readily available market quotations. – The fund has adopted rules regarding the fair value determination and has determined in accordance with each Fund’s Form N1-A these methodologies will be reviewed/tested in conjunction with the annual review of each Fund’s Form N1-A. For purposes of section 2(a)(41) of the Act (15 U.S.C. 80a-2(a)(41)), a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. The fund has not performed a quarterly or annual review as of this time. The first reviews will happen in the coming months.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
American Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Growth Fund, Inc. Series One and American Growth Cannabis Fund (the "Funds"), each a series of American Growth Fund, Inc., including the schedules of investments, as of July 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds' auditor since 2006.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Tait, Weller & Baker LLP

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2022

INSERT AUDITOR OPTION

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A, D, and E shares or contingent deferred sales charges ("CDSC") with respect to Class B, C, and F shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on August 1, 2021 and held for the year ended July 31, 2022.

Actual expenses (unaudited)

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

For the year ended July 31, 2022 (August 1, 2021 to July 31, 2022)

Actual Total

Return Beginning Ending Expenses

Without Account Account Paid Expenses

Sales Charges Value Value The Period(2)

Class A (13.36)% $1,000.00 $866.38 $ 37.77

Class B (15.14)% $1,000.00 $848.59 $ 55.33

Class C (14.30)% $1,000.00 $857.02 $ 46.28

Class D (13.06)% $1,000.00 $869.37 $ 34.77

Class E (61.59)% $1,000.00 $384.09 $ 12.87

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, D or E shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class B, C, or F Shares.

(2) Expenses are equal to the annualized expense ratio (after fee waivers) of 4.36%, 6.52%, 5.40%, 4.00% and 3.35% for the Fund’s Class A, B, C, D, and E shares, respectively, multiplied by the average account value over the period multiplied by 365/365 (to reflect a year period).

Hypothetical example for comparison purposes (unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance nor expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the year ended July 31, 2022 (August 1, 2021 to July 31, 2022)

Hypothetical

Annualized Beginning Ending Expenses

Total Account Account Paid Expenses

Return Value Value The Period(2)

Class A 5.00% $1,000.00 $1,050.56 $ 45.80

Class B 5.00% $1,000.00 $1,049.92 $ 68.45

Class C 5.00% $1,000.00 $1,050.75 $ 56.74

Class D 5.00% $1,000.00 $1,050.41 $ 56.74

Class E 5.00% $1,000.00 $1,049.65 $ 35.16

(2) Expenses are equal to the annualized expense ratio (after fee waivers) of 4.36%, 6.52%, 5.40%, 4.00% and 3.35% for the Fund’s Class A, B, C, D, and E shares, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect a year period).

Allocation of Portfolio Assets (unaudited)

(Calculated as a percentage of Net Assets)

July 31, 2022

Series One		American Growth Cannabis Fund
Industry Breakdown		Industry Breakdown
Diversified Company	11.30)%	Medicinal Chemicals & Botanical Products	11.81)%
Computer Software and Services	9.69)%	Real Estate	7.30)%
Semiconductor Capital Equipment	8.88)%	Pharmaceutical Preparations	6.57)%
Railroad	7.12)%	Retail – Cyclical	5.69)%
Computer Hardware	6.46)%	Drug Manufacturers	5.06)%
Application Software	5.09)%	Exchange Traded Funds	4.27)%
Computer & Peripherals	5.02)%	Real Estate Investment Trusts	3.80)%
Environmental	4.84)%	Perfumes, Cosmetics & Other Toilet Preparations	3.80)%
Biotechnology	4.33)%	Retail - Building Materials, Hardware, Garden Supply	1.77)%
Cable TV	4.28)%	Agriculture Production - Crops	0.45)%
Machinery	4.08)%
Transportation and Logistics	3.33)%
Online Media	3.19)%
Retail - Apparel & Specialty	3.02)%
Industrial Products	2.00)%
Home Improvement Stores	2.00)%
Farm & Construction Machinery	1.49)%
Restaurants	1.36)%
Semiconductor	1.31)%
Telecommunication Services	1.25)%
Chemicals	1.25)%
Business Services	1.23)%
Insurance (Property and Causality)	1.21)%
Health Care Plans	1.20)%
Drug	0.81)%
Bank	0.81)%
Medical Diagnostic & Research	0.70)%
Health Care Providers	0.63)%
Asset Management	0.47)%
Software	0.43)%
Aerospace & Defense	0.27)%
Vehicles & Parts	0.10)%

Total Investments …………………………………..…………..…..	99.36)%	Total Investments…………...…………………….....…	48.91)%
Cash and Receivables, less Liabilities …………………………...	0.64)%	Cash and Receivables, less Liabilities ………….……	51.09)%
Total Net Assets ………………………………………..………..…	100.00)%	Total Net Assets …………………………………….….	100.00)%

NOTICE TO SHAREHOLDERS AT JULY 31, 2022 (UNAUDITED)

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2022

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

Each Fund files form N-PORT on a quarterly basis which contains information on each Fund’s portfolio holdings. Each Fund’s Forms N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in each Fund’s Forms N-PORT are also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The day-to-day operations of the Fund are managed by its officers, subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart, 1636 Logan Street, Denver, CO DOB: October 18, 1953	President, Director and Treasurer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	2	Director of World Capital Brokerage, Inc. and Investment Research Corporation

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director, Audit Committee Chairman (financial expert), Lead Independent Director	Since September 1987	Certified Public Accountant	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Since September 2013	Accountant	2	None
Michael L. Gaughan, 2001 Avenue D, Scottsbluff, NE DOB: November 29, 1967	Chief Compliance Officer and Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	World Capital Brokerage, Inc. and Investment Research Corporation
Patricia A. Blum, 1636 Logan Street, Denver, CO DOB: June 27, 1959	Vice President	Since June 2013	Employee of the Fund since 2001.	N/A	World Capital Brokerage, Inc.

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart is an "interested person” of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.
None of the above-named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Meeting of the Board of Directors Held on November 19, 2021

At a regular meeting of the Board of Directors (the “Board”) held via video conference on November 19, 2021 (the “meeting”), the Board, assisted by legal counsel representing the American Growth Fund, Inc. and the Independent Directors, including a majority of the Directors who are not interested persons of the Board (the “Independent Directors”), considered the approval for another year of the investment advisory agreement (the “Agreement”) between Investment Research Corporation (the “Advisor”) and the Trust for Series One and American Growth Cannabis Fund (each, in this section, a “Fund”).

In connection with its review and approval of the Agreement for another year at the Meeting, the Independent Directors participating considered materials furnished by the Advisor, including information about, but not limited to, the Advisor’s personnel, operations and financial condition. The Independent Directors also submitted questions to the Advisor prior to the Meeting. At the Meeting, representatives from the Advisor, presented information to the Board regarding the Advisor and each Fund, discussed with the Independent Directors all information provided, and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-approval of the Agreement included the following:

Performance. The Board reviewed each Fund’s investment performance reports, which compared the performance of each Fund with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with relevant benchmarks, and discussed these reports with representatives of the Advisor. The Board considered each Fund’s comparative performance over short-term and longer-term time periods. The relative performance of each Series compared to peer funds and benchmarks over recent time periods showed steady but lagging growth and was deemed satisfactory given the nature of the Funds, did not reflect an unreasonable gap in performance and that the Advisor had presented substantive information which was discussed in length at the meeting including measures aimed at improving performance.

Costs of Services and Profitability. The Board reviewed and considered the contractual annual advisory fee paid by each Fund to the Advisor, in light of the extent and quality of the advisory services provided by the Advisor to each Fund. The Board received and considered information including a comparison of each Fund’s contractual advisory fee rate with those of peer funds. The Board also reviewed and considered the total expense ratio for each Fund, alongside comparative total expense ratio information for peer funds. In doing so, the Board also considered the relative size of each Fund compared to the peer funds.

In addition, the Board, including the Independent Directors, specifically considered the profits realized by the Advisor and its affiliates, based in part on the Advisor financial information presented at the meeting and information regarding amounts paid to the Advisor and its affiliates. The Board also reviewed "fall out" benefits realized by the Advisor and its affiliates arising from its relationship with the Trust, and the profitability of each Fund to the Advisor and its affiliates.

The Board noted that the Trust entered into a fee waiver agreement for American Growth Cannabis Fund with the Advisor. The Board took into account the fee waiver agreement and the benefits thereof to shareholders, and determined to continue to closely monitor expenses and assess additional measures to reduce fund expenses.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement. The Board received and considered information regarding the nature, extent, and quality of services provided to each Fund under the Agreement. The Trustees reviewed certain background materials supplied by the Advisor in its presentation, including its Form ADV.

The Board reviewed and considered the Advisor’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Advisor and its affiliated entities. The Board also reviewed the research and decision-making processes utilized by the Advisor, including the methods adopted to seek to achieve compliance with the investment objectives, and policies of each Fund.

The Board considered the background and experience of the Advisor’s management in connection with each Fund, including reviewing the qualifications, backgrounds, and responsibilities of the parties primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

Economies of Scale. After discussion, it was the consensus of the Board and the Independent Directors that neither Fund had not reached an asset level where any material economies of scale were being realized by the Advisor that could be shared with the Fund. The Board discussed the economies of scale for each Fund and the fact that while economies of scale is not something that can be applied to each Fund now given the small asset bases, it would be revisited at a later date.

Other Benefits to the Advisor. The Board reviewed and considered any other incidental benefits derived or to be derived by the Advisor from its relationship with each Fund.

In reviewing the factors above, the Board concluded that no single factor was identified by the Directors to be determinative as the principal factor in whether to renew the Agreement. The Board concluded that:

(1) The nature and quality of services provided to each Fund and its shareholders by IRC were reasonable and adequate;

(2) The profitability of IRC and its affiliates from their relationships with each Fund was not unreasonable with respect to each Fund;

(3) There were no material economies of scale or other incidental benefits accruing to the Advisor in connection with its relationship with each Fund;

(4) Performance of each Fund, as addressed above; The Board considered substantive information which was discussed in length at the meeting regarding the steady growth and lag in performance of both Funds, as well as, measures aimed at improving performance; and

(5) Each Fund’s contractual advisory fee rate was within an acceptable range of the median for peer funds; The Board noted that while each Fund’s total expense ratio was generally greater than the median for peer funds, that is showed improvement and that higher expense ratios could be attributed in part to the disparities in relative fund sizes;

The Directors gave consideration to the circumstances, which positively affected its decision to reapprove the Investment Advisory Agreement.

Based on the Board’s’ deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, concluded that the Advisor’s compensation for investment advisory services is consistent with the best interests of its shareholders and accordingly approved continuation of the Investment Advisory Agreement for an additional period.

PERFORMANCE CHARTS (unaudited)
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Standard and Poors 500. Returns reflect a sales load for Class A, D, and E while Class B and C are without a sales load.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged and generally do not reflect deductions for management fees. You cannot invest directly in an index. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

Series One

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

**Includes conversion to A Shares after 7 years.

American Growth Cannabis Fund

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

On 3/1/96, Series One adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions.

On 2/23/2011, American Growth Fund introduced a new Series consisting of Class E shares. Class E shares are subject to a maximum front-end sales charge of 5.75%. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class E shares.

Performance quoted for the period ending 7/31/2022 represents past performance and cannot be used to predict future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. For current performance figures please call 1-800-525-2406.

5 years 10 years

Series One (unaudited) 1 year annualized annualized

Class D without load (13.06)% 7.04)% 10.43)%

Class D with load* (18.04)% 8.32)% 9.77)%

Class A without load (13.36)% 7.93)% 10.07)%

Class A with load* (18.30)% 6.66)% 9.41)%

Class B without load (14.30)% 5.19)% 8.71)%[1]

Class C without load (15.14)% 7.91)% 9.45)%[2]

5 years 10 years

American Growth Cannabis Fund 1 year annualized annualized

Class E without load (61.59)% (16.66)% (9.01)%

Class E with load* (63.81)% (17.66)% (9.55)%

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

1 Includes the B Share to A Share conversion after 7 years.

2 Includes the C Share to A Share conversion after 7 years.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235

CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102

LEGAL COUNSEL: K&L Gates LLP, 1601 K St NW, Washington, DC 20006

UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E Taggart President and Director

Eddie R Bush Director

Darrell E. Bush Director

Patricia A Blum Vice President

Michael L Gaughan Chief Compliance Officer

And Corporate Secretary

INVESTMENT ADVISORS

Investment Research Corporation

1636 Logan Street

Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E. Taggart President, Treasurer, and

and Corporate Secretary

Director

Michael L. Gaughan Vice President, Secretary

and Director

Patricia A. Blum Vice President